                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-8 or on other appropriate form, for the purpose of registering with the Commission shares of the Corporation's Common Stock to be issued under the Corporation's 2000 Stock Award and Incentive Plan, as amended, hereby constitutes and appoints Stephen A. Block or Jodie Simon his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he
(she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 30th day of January, 2003.




                                                     /s/ Richard A. Goldstein
                                                     ------------------------
                                                     Richard A. Goldstein

                                POWER OF ATTORNEY

         The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-8 or on other appropriate form, for the purpose of registering with the Commission shares of the Corporation's Common Stock to be issued under the Corporation's 2000 Stock Award and Incentive Plan, as amended, hereby constitutes and appoints Stephen A. Block or Jodie Simon his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he
(she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 30th day of January, 2003.




                                                     /s/ Douglas J. Wetmore
                                                     ------------------------
                                                     Douglas J. Wetmore

                                POWER OF ATTORNEY

         The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-8 or on other appropriate form, for the purpose of registering with the Commission shares of the Corporation's Common Stock to be issued under the Corporation's 2000 Stock Award and Incentive Plan, as amended, hereby constitutes and appoints Stephen A. Block or Jodie Simon his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he
(she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 30th day of January, 2003.




                                                     /s/ Margaret Hayes Adame
                                                     -------------------------
                                                     Margaret Hayes Adame

                                POWER OF ATTORNEY

         The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-8 or on other appropriate form, for the purpose of registering with the Commission shares of the Corporation's Common Stock to be issued under the Corporation's 2000 Stock Award and Incentive Plan, as amended, hereby constitutes and appoints Stephen A. Block or Jodie Simon his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he
(she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 30th day of January, 2003.




                                         /s/ Gunter Blobel
                                         --------------------
                                         Gunter Blobel

                                POWER OF ATTORNEY

         The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-8 or on other appropriate form, for the purpose of registering with the Commission shares of the Corporation's Common Stock to be issued under the Corporation's 2000 Stock Award and Incentive Plan, as amended, hereby constitutes and appoints Stephen A. Block or Jodie Simon his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he
(she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 30th day of January, 2003.




                                              /s/  J. Michael Cook
                                              ---------------------------------
                                              J. Michael Cook

                                POWER OF ATTORNEY

         The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-8 or on other appropriate form, for the purpose of registering with the Commission shares of the Corporation's Common Stock to be issued under the Corporation's 2000 Stock Award and Incentive Plan, as amended, hereby constitutes and appoints Stephen A. Block or Jodie Simon his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he
(she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 30th day of January, 2003.




                                                     /s/  Peter A. Georgescu
                                                     --------------------------
                                                     Peter A. Georgescu

                                POWER OF ATTORNEY

         The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-8 or on other appropriate form, for the purpose of registering with the Commission shares of the Corporation's Common Stock to be issued under the Corporation's 2000 Stock Award and Incentive Plan, as amended, hereby constitutes and appoints Stephen A. Block or Jodie Simon his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he
(she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 30th day of January, 2003.




                                                     /s/  Arthur C. Martinez
                                                     ---------------------------
                                                     Arthur C. Martinez

                                POWER OF ATTORNEY

         The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-8 or on other appropriate form, for the purpose of registering with the Commission shares of the Corporation's Common Stock to be issued under the Corporation's 2000 Stock Award and Incentive Plan, as amended, hereby constitutes and appoints Stephen A. Block or Jodie Simon his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he
(she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 30th day of January, 2003.




                                                     /s/  Henry P. van Ameringen
                                                     ---------------------------
                                                     Henry P. van Ameringen

                                POWER OF ATTORNEY

         The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a new Registration Statement on Form S-8 or on other appropriate form, for the purpose of registering with the Commission shares of the Corporation's Common Stock to be issued under the Corporation's 2000 Stock Award and Incentive Plan, as amended, hereby constitutes and appoints Stephen A. Block or Jodie Simon his (her) attorneys, and each of them his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such new Registration Statement, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he
(she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 30th day of January, 2003.




                                                 /s/  William D. Van Dyke III
                                                 -----------------------------
                                                 William D. Van Dyke III